UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 1, 2016

MEDOVEX CORP.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdictionof incorporation)	001-36763 (CommissionFile Number)	46-3312262 (I.R.S. EmployerIdentification No.)

1950 Airport Road Suite A
Atlanta, Georgia 30341
(Address of principal executive offices)
(Zip Code)

(844) 633-6839
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

Medovex Corp. (the "Company"), Steve Gorlin, a Director and the Co-Chairman of the Board of the Company, Jesse Crowne and NADG Investment LLLP (“NADG”) entered into a Fourth Amendment to the Modification Agreement dated effective as of December 1, 2016 (the “Fourth Amendment”), which modified and amended that certain Modification Agreement dated February 16, 2016, as amended by the Second Amendment to the Modification Agreement dated March 25, 2016, and as further amended by the Third Amendment to the Modification Agreement dated November 1, 2016 (the “Modification Agreement”).

Prior to entering into the Fourth Amendment, Mr. Gorlin was obligated under the Modification Agreement to purchase from the Company 571,429 shares of Common Stock at a purchase price of $1.75 per share (resulting in an aggregate purchase price of $1,000,000) (the “Additional Shares”) on or prior to December 1, 2016.

Pursuant to the Fourth Amendment, Mr. Gorlin (i) assigned to NADG the obligation to purchase 142,857 of the Additional Shares, for a total purchase price of $250,000, and (ii) assigned to Mr. Crowne the obligation to purchase 114,286 of the Additional Shares, for a total purchase price of $200,000, in each case upon the terms and subject to the conditions of the Modification Agreement, as amended by the Fourth Amendment. Mr. Gorlin retained the obligation to purchase 314,286 of the Additional Shares, for a total purchase price of $550,000.

The purchase of the Additional Shares by NADG, Mr. Crowne, and Mr. Gorlin has been completed, such that the Company received an aggregate of $1,000,000 in exchange for the issuance of an aggregate of 571,429 shares at a price of $1.75 per share.

In exchange for entering into the Fourth Amendment, Mr. Gorlin (i) assigned to NADG the right to purchase 62,500 shares of Common Stock of the Company by assignment of a portion of that certain Warrant to Purchase Common Stock dated November 9, 2015 issued by the Company to Mr. Gorlin, a copy of which was attached as Exhibit 10.2 to the Company’s Form 10-Q/A filed on November 20, 2015 (as modified by the Modification Agreement, the “Gorlin Warrant”), and (ii) assigned to Mr. Crowne the right to purchase 50,000 shares of Common Stock of the Company by assignment of a portion of the Gorlin Warrant.

The foregoing summary of the Fourth Amendment is qualified in its entirety by reference to the copy of the amendment included as Exhibit 4.5 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

(d)
Exhibits

Exhibit No.	Description
4.5	Fourth Amendment to Modification Agreement by and between the Company and Steve Gorlin, NADG Investment LLLP, and Jesse Crowne dated November 30, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDOVEX CORP.
By:	/s/ Jarrett Gorlin
Jarrett Gorlin Chief Executive Officer

Date:
December 6, 2016

EXHIBIT INDEX
TO CURRENT REPORT ON FORM 8-K

Exhibit No.	Description
4.5	Fourth Amendment to Modification Agreement by and between the Company and Steve Gorlin, NADG Investment LLLP, and Jesse Crowne dated November 30, 2016